UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2007

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

413 Pine Street

Suite 500

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws.

On December 6, 2007, the Board of Directors (the “Board”) of Marchex, Inc. (the “Company”) approved an amendment and restatement of the Company’s by-laws (the “By-Laws” and as amended and restated, the “Amended By-Laws”), effective immediately. The By-Laws were amended and restated to implement the following:

Section 2.2 (Annual Meeting): The section was amended to provide that the annual meeting of stockholders shall be held on the second Friday of May in each year, if not a legal holiday, and, if a legal holiday, then on the next secular day following, at 10:00 A.M., or at such other date and time as shall be designated from time to time by the Board, the Chairman of the Board or the Chief Executive Officer (“CEO”), as stated in the notice of the meeting.

Section 2.13 (Stockholder Meeting Procedures): This section was amended to clarify that all meetings of the stockholders shall be presided over by the CEO, and in the absence of the CEO, by the President or the Chairman of the Board, or in the absence of any such person, by the person chosen by the stockholders owning a majority of the voting power of all issued and outstanding stock (treated as a single class).

Section 3.2 (Duties; Chairman and Vice Chairman of the Board, if any): This section was amended to include the position of Chairman of the Board and the duties and responsibilities of such Chairman and also provides for the addition of the position of Vice Chairman of the Board and includes the duties and responsibilities of such Vice Chairman, if any.

Section 7.1 (In General): This section was amended to remove certain extraneous language with respect to the appointment of the Chairman of the Board.

Section 7.6 (Duties of Chief Executive Officer and President, if any): This section was amended to remove duplicative references to the duties and responsibilities of the Chairman of the Board which are now addressed in amended Section 3.2.

Section 7.10 (Duties of Other Officers): This section was amended to provide for the addition of the position of Chief Media Officer of the Company.

Sections 9.2 (Certificates of Stock), 9.4 (Lost Certificates) and 9.5 (Transfer of Stock): These sections were amended to allow for the issuance and transfer of uncertificated shares of the Company’s capital stock to ensure that the Company is eligible to participate in a Direct Registration Program, as required by NASDAQ Rule 4350.

The descriptions of the changes of the Amended By-Laws contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the prior By-Laws, a copy of which was filed with the Securities and Exchange Commission on December 11, 2003 as Exhibit 3.4 to the Company’s Registration Statement on Form SB-2 (No. 333-111096) and is incorporated herein by reference, and the Amended By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Marchex, Inc. dated December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2007

MARCHEX, INC.

By:	/s/ Russell C. Horowitz
Name:	Russell C. Horowitz
Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Marchex, Inc. dated December 6, 2007